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Exhibit 32.2

CERTIFICATION
of
Robert M. Jones
Executive Vice President and Chief Financial Officer

        I, Robert M. Jones, Executive Vice President and Chief Financial Officer of Eldorado Resorts, Inc. (the "Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

  1.
  The Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2014 (the "Periodic Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

  2.
  The information contained in the Periodic Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2014

/s/ ROBERT M. JONES Robert M. Jones Executive Vice President and Chief Financial Officer

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  Exhibit 32.2
CERTIFICATION of Robert M. Jones Executive Vice President and Chief Financial Officer